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                                                  Exhibit 10.2


                        AMENDMENT NO. 1


     AMENDMENT NO. 1 dated as of December 27, 1994 between FIRST EMPIRE STATE CORPORATION, a corporation duly organized and validly existing under the laws of the State of New York (the "Borrower"), and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association (the "Bank").

     The Borrower and the Bank are parties to a Credit Agreement dated as of December 30, 1993 (as heretofore modified, supplemented, amended and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Bank to the Borrower in an aggregate principal amount not exceeding $25,000,000. The Borrower and the Bank wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Effective upon the execution and delivery hereof by the Borrower and the Bank:

     (a) Section 1.01 of the Credit Agreement shall be amended by deleting the definition of "Termination Date" and inserting in place thereof the following definition:

          "Termination Date" means December 26, 1995; provided that if such date is not a Banking Day, the Termination Date shall be the next preceding Banking Day.

     (b) Section 1.02 of the Credit Agreement shall be amended to read in its entirety as follows:

          Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP or RAP, in the case of Sections 8.01 and 8.02, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP or RAP.

     (c) Section 2.11 of the Credit Agreement shall be amended by eliminating the "(a)" immediately following the section title, and by deleting clause (b) of Section 2.11 in its entirety.

     (d) Section 5.04 of the Credit Agreement shall be amended by eliminating the phrase beginning with "except" immediately following the word "Facility Documents" and replacing it with a period.

     (e) The list of Significant Subsidiaries furnished as Schedule I and referred to in Section 5.09 is replaced by a new Schedule I in the form annexed hereto.

     (f) Section 8.01 of the Credit Agreement shall be deleted and replaced with the following:

          Section 8.01. Minimum Tier 1 Capital. The Borrower shall maintain at all times Tier 1 Capital of not less than $560,000,000.

          Section 3. Representations and Warranties. The Borrower represents and warrants to the Bank that the representations and warranties set forth in Article 5 of the Credit Agreement as amended hereby are true and complete on the date hereof as if made on and as of the date hereof.


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          Section 4.  Cross References.  After the effective date hereof, each reference in any Facility Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby.

          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in counterparts, which taken together shall constitute one and the same amendatory instrument. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first written above.


                                   FIRST EMPIRE STATE CORPORATION


                                   By /s/ Gary S. Paul
                                      ---------------------------
                                      Gary S. Paul
                                      Senior Vice President



                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)


                                   By /s/ Susan F. Herzog
                                      ---------------------------
                                      Susan F. Herzog
                                      Vice President